                     TABLE OF CONTENTS

Letter to Shareholders......................................................   1
Performance Results.........................................................   3
Performance Perspective.....................................................   4
Portfolio Management Review.................................................   5
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................   8
Statement of Operations.....................................................   9
Statement of Changes in Net Assets..........................................  10
Financial Highlights........................................................  11
Notes to Financial Statements...............................................  12
Report of Independent Accountants...........................................  16

GTS ANR 10/95

                            LETTER TO SHAREHOLDERS



                     DENNIS J. MCDONNELL AND DON G. POWELL
October 3, 1995

Dear Shareholder:
  The first eight months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains for the period ended August 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and re-affirms the principle that it is time--not timing--that leads to investment success.

ECONOMIC OVERVIEW
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Evidence of this guided slowdown was reflected in gross domestic product for the second quarter, which grew at an annual rate of 1.3 percent, substantially lower than its first quarter rate of 2.7 percent and fourth quarter 1994 rate of 5.1 per-cent. While other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by 0.25 percent on July 6. Financial markets, perceiving that the Fed's mone-tary initiatives had taken hold without driving the economy into a recession, rallied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in the opposite direction). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December to 6.66 percent at the end of August, while its price rose more than 14 percent.
  In a low inflation, low interest rate environment, corporate earnings have remained quite strong during 1995, helping to push stocks to new highs. The strongest performance has been in the technology sector of the market and in stocks of large companies. As the U.S. dollar plunged against several interna-tional currencies earlier in the year, U.S. companies that had diversified globally were able to capture additional earnings, while technology stocks benefited from the continued booming growth in computers and telecommunica-tions throughout the world.

ECONOMIC OUTLOOK
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for further signs that the economy has settled into a slow growth pattern. We anticipate

                                                        (Continued on page two)
the economy will grow at an annual rate of between 2 and 3 percent in the sec-ond half of the year and that inflation will run at an annualized rate of be-tween 3.1 and 3.3 percent. Based upon a generally modest growth and low inflation outlook, we believe fixed-income markets will continue to make posi-tive gains. We look for stocks to perform well, particularly those of smaller companies, which tend to be less cyclical than larger companies. In the near term, we believe domestic markets will benefit from a strengthening U.S. dol-lar and increased business activity driven in part by a number of recently an-nounced strategic reorganizations of some of the nation's blue chip industry leaders.
  This positive outlook is reflected in the public's sentiment toward invest-ing. According to the Van Kampen American Capital Index of Investor Intentions for September, a total of 61.1 percent of those individuals surveyed, who de-scribed themselves as "knowledgeable" investors, said the next 60-90 days would be a "good" time to invest. The index, computed from an independently conducted survey, measures the investment climate (the public's confidence) by asking 1,000 individuals about what they intend to do with their money over the next 60-90 days. "Knowledgeable" investors are those respondents who rate their investment knowledge at five or higher on a seven-point scale and who own stocks, bonds, or mutual funds. The September index among self-described "knowledgeable" investors reflected a 27 percent increase from the previous month, and a 17-month high.
  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.

CORPORATE NEWS
  The merger of Van Kampen Merritt and American Capital investment management companies continues to provide opportunities for our newly created company to increase operating efficiencies and build upon the strengths of each company. On September 21, shareholders approved the combination of six pairs of funds having essentially the same investment objectives and policies. By combining similar funds, we intend to achieve economies of scale and eliminate many of the costs associated with operating each of the funds separately. More impor-tantly, the combination of these funds enhances our primary goal: creating and preserving wealth for investors over time.
  Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

/s/ DON G. POWELL                /s/ DENNIS J. MC DONNELL

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1995


              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND

TOTAL RETURNS

One-year total return based on NAV1...................................     5.40%
One-year total return2................................................     2.18%
Three-year average annual total return2...............................     2.40%
Life-of-Fund average annual total return2.............................     6.88%
Commencement Date..................................................... 09/11/90

/1/Assumes reinvestment of all distributions for the period.

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge of 3.00% when the Fund was offered for sale.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Lehman Brothers Short U.S. Government Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its perfor-mance does not reflect any sales charges or other costs which would be appli-cable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Government Target Fund vs. Lehman Brothers Short U.S. Government Index (September 1990 through August 1995)

                        [LINE GRAPH APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual = 2.18%
3 Year Avg. Annual = 2.40%
Inception Avg. Annual = 6.88%

                                                            Lehman Bros.
                                        VKAC Government      Short U.S.
                                          Target Fund     Government Index
                                        ---------------   ----------------
Sept 1990............................        9,697           10,000.00
Dec 1990.............................        9,973           10,309.00
Dec 1991.............................       11,612           11,780.09
Dec 1992.............................       12,601           12,488.08
Dec 1993.............................       13,444           13,103.74
Dec 1994.............................       13,044           13,285.88
Aug 1995.............................       13,919           14,468.00

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions for the period ended August 31, 1995, and includes payment of the maximum sales charge of 3%.

While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND
The following are excerpts from a recent interview with the management team of Van Kampen American Capital Government Target Fund. The team is led by John R. Reynoldson, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments.

Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND HAS OPERATED DURING THE PAST FISCAL YEAR (THE TWELVE MONTHS ENDED AUGUST 31,
1995)?

A In the fixed-income market, one of the key concerns is the trend of in-terest rates. The Federal Reserve Board was persistent in its efforts to head off inflation, raising key interest rates throughout the fourth quarter of 1994 and the first quarter of 1995. As a result, the prices on fixed-income securities in general declined over the period.

  As you know, 1994 was a difficult year for the fixed-income market, but 1995 has been a generally positive year thus far as market sentiment has turned more optimistic. The market's perception of the Fed's efforts to stabilize economic growth while taming inflation has been favorable, with expectations that the Fed will be more likely to lower interest rates than to raise them in the near term.
  As the Fund approaches its maturity in 1997, our policy is to maintain a du-ration that does not exceed the time remaining until its liquidation. Duration is a measure used to evaluate a bond's level of risk, based on its sensitivity to changes in interest rates; generally, the shorter the duration, the lower the risk. By the end of the fiscal year, its duration had decreased to 1.45 years, with an approximate remaining term to maturity of 1.50 years. As we come closer to the Fund's maturity date, it should become progressively less sensitive to interest rate fluctuations.

Q    WHAT IS YOUR INVESTMENT STRATEGY AND HOW HAS IT AFFECTED THE FUND'S
     PERFORMANCE?

A We continue to follow a steady, conservative investment approach, focus-ing primarily on obligations of the U.S. Treasury and on fixed-rate mort-
gage-backed securities. This is consistent with our goal of gradually shortening the duration of the Fund as it moves toward its maturity date.

  For the fiscal year, the Fund achieved a total return of 5.40 percent/1/, based on net asset value. Its average annual total return since inception (September 11, 1990) through August 31, 1995, is 6.88 percent/2/. (Please re-fer to the chart on page three for additional Fund performance.)

            PIE CHART OF PORTFOLIO HOLDINGS AS OF AUGUST 31, 1995

            Federal National Mortgage
              Association Securities           58%

            Short-Term Investments             42%

Q    HOW DID THE FUND PERFORM RELATIVE TO A COMPARATIVE INDEX?

A The Lehman Brothers Short U.S. Government Index reflected a total return of 8.15 percent for the twelve-month period ended August 31, 1995. This is a broad-based index which attempts to measure the performance of Treasury secu-rities and securities issued by agencies of the U.S. Government, based on a ma-turity of one to five years. (The index does not reflect any commissions or fees that would be paid by an investor purchasing the securities included in the index).

Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A A key factor to watch will be economic growth in the fourth quarter of 1995. The Fed reversed its earlier trend toward higher interest rates by lowering short-term interest rates on July 6 of this year. Any decision to fur-ther ease monetary policy will be based on the growth rate of the economy and other economic indicators, such as inflation, housing starts, and unemployment, in the last three months of the year.

  We anticipate that the economy will grow at an annualized rate of between 2 and 3 percent, with inflation at approximately 3.5 percent. This could create the conditions necessary for a favorable investment environment in the fixed-income markets.


/s/ ROBERT C. PECK, JR.                  /s/ JOHN R. REYNOLDSON

Robert C. Peck, Jr.                      John R. Reynoldson
Executive Vice President                 Portfolio Manager
Fixed Income Investments

                                             Please see footnotes on page three.

                                               See Notes to Financial Statements
                            PORTFOLIO OF INVESTMENTS

                                August 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                    Coupon Maturity             Market Value
-------------------------------------------------------------------------------
        UNITED STATES GOVERNMENT
        OBLIGATIONS 57.9%
 $9,653 Federal National Mortgage
        Association, Pools
        (Cost $9,453,474)...........    8.00% 05/01/07 to 05/01/10 $ 9,915,011
                                                                   -----------
        SHORT-TERM INVESTMENTS 42.1%
        UNITED STATES GOVERNMENT
        OBLIGATION 28.5%
  5,000 Federal National Mortgage
        Association.................    5.63              02/12/96   4,874,400
        REPURCHASE AGREEMENT 13.6%
  2,325 SBC Capital Markets, Inc.,
        dated 08/31/95
        (collateralized by U.S.
        Government obligations in a
        pooled cash account)
        repurchase proceeds
        $2,325,376..................    5.82              09/01/95   2,325,000
                                                                   -----------
        TOTAL SHORT-TERM INVESTMENTS
        (Cost $ 7,198,958)..........                                 7,199,400
                                                                   -----------
 TOTAL INVESTMENTS (Cost $16,652,432) 100.0%.....................   17,114,411
 OTHER ASSETS AND LIABILITIES, NET 0.0%..........................       (5,005)
                                                                   -----------
 NET ASSETS 100%.................................................  $17,109,406
                                                                   -----------

                                               See Notes to Financial Statements
                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $16,652,432)...................  $17,114,411
Cash..............................................................        2,206
Interest receivable...............................................       62,275
Other assets......................................................          864
                                                                    -----------
 Total Assets.....................................................   17,179,756
                                                                    -----------
LIABILITIES
Due to Distributor................................................        7,797
Due to Adviser....................................................        6,397
Deferred Trustees' compensation...................................        5,142
Due to shareholder service agent..................................        1,892
Due to Trustees...................................................        1,487
Accrued expenses..................................................       47,635
                                                                    -----------
 Total Liabilities................................................       70,350
                                                                    -----------
Net Assets, equivalent to $14.01 per share........................  $17,109,406
                                                                    -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.001 per share;
 unlimited number of shares authorized; 1,221,264 shares
 outstanding......................................................  $     1,221
Capital surplus...................................................   17,769,387
Accumulated net realized loss on investments......................   (1,809,169)
Net unrealized appreciation of investments........................      461,979
Undistributed net investment income...............................      685,988
                                                                    -----------
NET ASSETS........................................................  $17,109,406
                                                                    -----------

                                               See Notes to Financial Statements
                            STATEMENT OF OPERATIONS

                           Year Ended August 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...........................................................  $1,075,863
                                                                     ----------
EXPENSES
Management fees....................................................      86,935
Shareholder service agent's fees and expenses......................      27,944
Accounting services................................................      49,880
Service fees.......................................................      43,407
Trustees' fees and expenses........................................       9,735
Audit fees.........................................................      25,900
Custodian fees.....................................................       2,942
Legal fees.........................................................       5,693
Reports to shareholders............................................      14,187
Registration and filing fees.......................................       7,325
Organization expenses..............................................       5,307
Miscellaneous......................................................         516
Management fee waiver (see Note 3).................................      (8,693)
                                                                     ----------
 Total expenses....................................................     271,078
                                                                     ----------
NET INVESTMENT INCOME..............................................     804,785
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized loss on securities
 Investments.......................................................    (183,371)
 Forward commitments...............................................     (73,125)
Net unrealized appreciation (depreciation) of securities during the period
 Investments.......................................................     608,196
 Forward commitments...............................................    (232,470)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................     119,230
                                                                     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $  924,015
                                                                     ----------

                                               See Notes to Financial Statements
                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                       Year Ended August 31
                                                      ------------------------
                                                             1995         1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period.....................  $17,990,012  $23,011,938
                                                      -----------  -----------
OPERATIONS
 Net investment income..............................      804,785      973,845
 Net realized loss on securities....................     (256,496)  (1,545,944)
 Net unrealized appreciation of securities during
 the period.........................................      375,726      351,385
                                                      -----------  -----------
 Increase (decrease) in net assets resulting from
 operations.........................................      924,015     (220,714)
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income..............................     (695,962)    (950,401)
 Excess of book-basis net realized gain on
 securities (see Note 2F)...........................           --     (313,029)
                                                      -----------  -----------
 Total distributions to shareholders................     (695,962)  (1,263,430)
                                                      -----------  -----------
CAPITAL TRANSACTIONS
 Proceeds from shares issued for distributions
 reinvested.........................................      686,289    1,254,342
 Cost of shares redeemed............................   (1,794,948)  (4,792,124)
                                                      -----------  -----------
 Decrease in net assets from capital transactions...   (1,108,659)  (3,537,782)
                                                      -----------  -----------
 Decrease in Net Assets.............................     (880,606)  (5,021,926)
                                                      -----------  -----------
NET ASSETS, end of period (including undistributed
net investment income of $685,988 and $573,216).....  $17,109,406  $17,990,012
                                                      -----------  -----------
CHANGE IN SHARES OUTSTANDING
 Shares issued for distributions reinvested.........       54,554       99,156
 Reverse share splits (see Note 4)..................      (55,292)     (99,809)
 Shares redeemed....................................     (133,106)    (356,749)
                                                      -----------  -----------
 Decrease in shares outstanding.....................     (133,844)    (357,402)
                                                      -----------  -----------

                                               See Notes to Financial Statements
                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                                   September 11,
                                    Year Ended August 31            1990(/2/) to
                              ------------------------------------    August 31,
                                1995    1994   1993(/1/) 1992(/1/)     1991(/1/)
--------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE(/3/)
Net asset value, beginning
of period...................  $13.83  $14.93    $16.96    $16.17      $14.68
                              ------  ------    ------    ------      ------
INCOME FROM INVESTMENT
OPERATIONS
 Investment income..........     .88    1.01      1.09      1.05        1.15
 Expenses...................    (.22)   (.25)     (.24)     (.28)       (.30)
                              ------  ------    ------    ------      ------
Net investment income.......     .66     .76       .85       .77         .85
Net realized and unrealized
 gains or losses on
 securities.................    .045    (.98)      .15      1.71         .79
                              ------  ------    ------    ------      ------
Total from investment
operations..................    .705    (.22)     1.00      2.48        1.64
                              ------  ------    ------    ------      ------
LESS DISTRIBUTIONS FROM
 Net investment income......   (.525)   (.66)    (1.01)     (.91)       (.15)
 Net realized gains on
  securities................     --      --      (2.02)     (.78)        --
 Excess of book-basis net
  realized capital gains....     --     (.22)      --        --          --
                              ------  ------    ------    ------      ------
Total distributions.........   (.525)   (.88)    (3.03)    (1.69)       (.15)
                              ------  ------    ------    ------      ------
Net asset value, end of
period......................  $14.01  $13.83    $14.93    $16.96      $16.17
                              ------  ------    ------    ------      ------
TOTAL RETURN(/4/)...........    5.40%  (1.64%)    6.87%    16.48%      11.34%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions)..................   $17.1   $18.0     $23.0     $15.0       $15.0
Average net assets
(millions)..................   $17.4   $19.9     $17.6     $14.6       $12.6
Ratios to average net assets
(annualized)(/5/)
 Expenses...................    1.56%   1.58%     1.62%     1.72%       1.95%
 Expenses, without waiver...    1.61%   1.63%     1.63%      --          --
 Net investment income......    4.63%   4.91%     5.62%     4.82%       5.37%
 Net investment income,
 without waiver.............    4.58%   4.86%     5.60%      --          --
Portfolio turnover rate.....      51%     82%      283%      321%        418%

(1) Based on average month-end shares outstanding.
(2) Commencement of operations. Beginning net asset value, without adjustments for reverse share splits, was $9.70.
(3) Computations with regard to per share information have been adjusted to reflect reverse share splits (see Note 4).
(4) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales charges.
(5) See Note 3.

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--REORGANIZATION
Van Kampen American Capital Government Target Fund (the "Fund," formerly Ameri-can Capital Government Series--Portfolio '97) was reorganized, after share-holder approval on July 21, 1995, as a Delaware business trust effective August 25, 1995.
  The Fund plans to liquidate on December 16, 1997 and distribute the proceeds pro rata to shareholders.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a sum-mary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-All debt securities are valued at the last reported bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FORWARD COMMITMENTS-Transactions in forward commitments are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a forward commitment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counterparties. There is also a risk that the market movement of such instruments may not be in the direction forecasted.
  The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term pur-chase. For forward purchase commitments and for forward sale commitments which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the

--------------------------------------------------------------------------------
commitment to market on a daily basis. During the commitment, the Fund may ei-ther resell or repurchase the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Fund may occasionally close such forward commitments prior to delivery. Gains and losses are realized upon the ultimate closing or cash settlement of forward commitments.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund makes payment for such securities only upon physical delivery or evidence of book en-try transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no distribu-tions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized gains.
  At the end of the period, the Fund carried forward approximately $1.5 million in capital losses for federal income tax purposes, which may be utilized to offset future capital gains until the liquidation of the Fund. Additionally, approximately $356,000 in post October losses are being deferred for tax pur-poses to the 1996 fiscal year.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on invest-ments are determined on the basis of identified cost. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code which may result in dividends or distributions in excess of financial statement earnings.

-------------------------------------------------------------------------------

G. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market dis-counts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

H. ORGANIZATION COSTS-Organization expenses of $33,000 were deferred and are being amortized over a five year period ending October, 1995.

NOTE 3--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .50%. The Adviser has voluntarily agreed to waive all management fees in excess of .45% of the Fund's average daily net assets.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period these charges included $6,452 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equip-ment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, such fees aggregated $22,750.
  Under a Distribution Plan, up to .25% per annum of the average net assets of the Fund is paid to Van Kampen American Capital Distributors, Inc. (the "Dis-tributor") for expenses and service fees incurred.
  Legal fees were for services rendered by O'Melveny & Myers, counsel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, and the shareholder service agent.

-------------------------------------------------------------------------------

NOTE 4--REVERSE SHARE SPLITS
The Fund, at the discretion of the Board of Trustees, intends to declare a re-verse share split immediately after the payment of each annual dividend and any other distribution. The purpose is to maintain in the account of each shareholder who reinvests dividends and distributions the same number of shares as immediately preceding the dividend or distribution. The effect of this reverse share split is intended to exactly offset the shares issued for reinvestment. Although the dividends and distributions are taxable to share-holders, a reverse share split will not give rise to a gain or loss for fed-eral income tax purposes. On December 16, 1994, the shares of the Fund were split .9599 of a share for each 1 share outstanding.

NOTE 5--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward commitments, were $9,772,998 and $13,326,136, respectively.
  The cost of investments owned at the end of the period was the same for fed-eral income tax and financial reporting purposes. Gross unrealized apprecia-tion of investments aggregated $461,979 and there was no gross unrealized depreciation of investments.

NOTE 6--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $720 plus a fee of $20 per day for Board and Committee meetings attended. The Chairman receives additional fees at an annual rate of $270. During the period, such fees aggregated $8,417.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND
In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Gov-ernment Target Fund at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting princi-ples. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes ex-amining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signif-icant estimates made by management, and evaluating the overall financial pre-sentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Houston, Texas
October 10, 1995

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
PHILIP P. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President

CURTIS W. MORELL
Vice President and Treasurer

DENNIS J. MCDONNELL
RONALD A. NYBERG
ROBERT C. PECK, JR.
JOHN R. REYNOLDSON
PAUL R. WOLKENBERG
Vice Presidents

TANYA M. LODEN
Vice President and Controller

NORI L. GABERT
Vice President and Secretary

J. DAVID WISE
Vice President and Assistant Secretary

PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers

HUEY P. FALGOUT, JR.
Assistant Secretary
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256 Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02110

COUNSEL

O'MELVENY & MYERS
400 South Hope Street Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

(C) Van Kampen American Capital Distributors, Inc., 1995
 All rights reserved.

SM denotes a service mark of
 Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND


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              VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND


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